UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of earliest event reported:                     September 1, 1997
                                    ----------------------------------


                             UCI Medical Affiliates, Inc.
             (Exact name of registrant as specified in its charter)


               Delaware                                     0-13265                  59-2225346
(State or other jurisdiction of incorporation)       (Commission File Number) (IRS Employer Identification No.)


   1901 Main Street, Suite 1200, Mail Code 1105, Columbia, South Carolina 29201
  (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:             (803) 252-3661
                                                        -----------------------


                                    No Change
         (Former name or former address, if changed since last report.)












This document contains a total of      20     pages.

This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on September 3, 1997 by UCI Medical Affiliates, Inc., a Delaware corporation (the "Company"), and is filed to include the financial statements required by Item 7 of Form 8-K.

Item 7.  Financial Statements and Exhibits


         a)    Financial Statements of Business Acquired

              The financial statements for Clifton G. Aycock, M.D. the business acquired by the wholly-owned subsidiary of the Company, are included in this report beginning on page number 3.

         b)    Pro Forma Financial Information

              The pro forma financial information for Clifton G. Aycock, M.D., the business acquired by the wholly-owned subsidiary of the Company, is included in this report following the financial information herein in response to Item 7(a) above.

         c)    Exhibits

              The following exhibit is incorporated by reference to the exhibit of the same number filed with the Company's Form 8-K filed on September 3, 1997.

              Exhibit 2.1 - Merger Agreement dated and executed on September 2, 1997, to be effective as of September 1, 1997 by, between and among UCI Medical Affiliates of South Carolina, Inc., a South Carolina corporation ("UCI of SC"), Doctor's Care, P.A., a South Carolina professional corporation ("Doctor's Care"); Clifton G. Aycock, M.D., a South Carolina resident ("Seller"); and Schumacher Group, Inc., a Louisiana corporation ("Landlord").

                 Report on Audit of the Financial Statements of

                             Clifton G. Aycock, M.D.

                        as of December 31, 1996 and 1995

                                    Contents



                                                                           Page

Clifton G. Aycock, M.D. Financial Statements
     as of December 31, 1996 and 1995......................................6-11

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at September 30, 1996...........................12
     Notes to Combining Balance Sheet........................................13
     Combining Statement of Operations and Accumulated Deficit
        for year ended September 30, 1996....................................14
     Notes to Combining Statement of Operations..............................15

UCI Medical Affiliates, Inc. Pro Forma Combining Financial Statements
     Combining Balance Sheet at June 30, 1997................................16
     Notes to Combining Balance Sheet........................................17
     Combining Statement of Operations and Accumulated Deficit
          for the six months ended June 30, 1997.............................18
     Notes to Combining Statement of Operations..............................19

                        Report of Independent Accountants


Board of Directors
UCI Medical Affiliates, Inc.

We have audited the accompanying balance sheets of Clifton G. Aycock, M.D. (the "Practice") as of December 31, 1996 and 1995 and the related statements of operations, changes in owner's equity, and cash flows for the periods then ended. These financial statements are the responsibility of the Practice's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clifton G. Aycock, M.D. as of December 31, 1996 and 1995, and the results of its operations, changes in owner's equity, and its cash flows for the periods then ended in conformity with generally accepted accounting principles.

The financial  statements have been prepared solely from the accounts of Clifton
G. Aycock, M.D. and do not include the personal accounts of the owner or those of any other operations in which he may be engaged.





Columbia, South Carolina
October 30, 1997



THE ORIGINAL SIGNED OPINION ON SCOTT, HOLLOWAY & MCELVEEN, LLP LETTERHEAD IS ON FILE WITH UCI MEDICAL AFFILIATES, INC.

                             Clifton G. Aycock, M.D.

                                 Balance Sheets

                                  December 31,


                                                1996                      1995
                                             ----------             ----------
Assets
Current assets:
    Cash and cash equivalents             $    22,166               $    32,851
    Accounts receivable, net                    2,118                     1,952
                                  ---------------------     -------------------
        Total current assets                   24,284                    34,803

Furniture and equipment, net                       --                        --
                                  ---------------------     -------------------

        Total assets                      $    24,284               $    34,803
                                  =====================     ===================

Liabilities and Owner's Equity Current liabilities:
    Accounts payable and accrued expenses  $       16               $       251
                                  ---------------------     -------------------
        Total current liabilities                  16                       251
                                  ---------------------     -------------------

Owner's equity
     Capital                                   24,268                    34,552
                                  ---------------------     -------------------
        Total owner's equity                   24,268                    34,552
                                  ---------------------     -------------------

Total liabilities and owner's equity      $    24,284               $    34,803
                                  =====================     ===================


The  accompanying  notes are an  integral  part of these financial statements.

                             Clifton G. Aycock, M.D.

                            Statements of Operations

                        for the years ended December 31,



                                             1996                  1995
                                      -----------------    ------------------

Net medical revenue                   $       137,056       $       136,842
Operating costs                                45,938                46,004
                                      -----------------    ------------------
         Operating margin                      91,118                90,838

General and administrative expenses            22,961                22,012
                                      -----------------    ------------------

         Net income                   $        68,157       $        68,826
                                      =================    ==================


The  accompanying  notes are an  integral  part of these financial statements.

                             Clifton G. Aycock, M.D.

                     Statements of Changes in Owner's Equity

                 for the years ended December 31, 1996 and 1995


Balance, January 1, 1995                                 $         17,854
Net income                                                         68,826
Owner's draws                                                     (52,128)
                                                        ------------------

Balance, December 31, 1995                                         34,552
Net income                                                         68,157
Owner's draws                                                     (78,441)
                                                        ------------------

Balance, December 31, 1996                               $         24,268
                                                        ==================


The  accompanying  notes are an  integral  part of these financial statements.

                             Clifton G. Aycock, M.D.

                            Statements of Cash Flows

                        for the years ended December 31,


                                                   1996                  1995
                                       ------------------    ------------------
Operating activities:
Net income                               $        68,157       $        68,826
Adjustments to reconcile net income to cash provided by
      operating activities:
   Changes in operating assets and liabilities:
     Accounts receivable                            (166)                 (158)
     Accounts payable and accrued expenses          (235)                  (60)
                                          ---------------    ------------------
         Cash provided by operating activities    67,756                68,608
                                          ---------------    ------------------

Financing activities:
Payments of owner's draws                        (78,441)              (52,128)
                                          ---------------    ------------------
         Cash used by financing activities       (78,441)              (52,128)
                                          ---------------    ------------------

Net increase (decrease) in cash and
  cash equivalents                               (10,685)               16,480

Cash and cash equivalents, beginning of year      32,851                16,371
                                          ---------------    ------------------

Cash and cash equivalents, end of year   $        22,166       $        32,851
                                         ================    ==================


The  accompanying  notes are an  integral  part of these financial statements.

                             Clifton G. Aycock, M.D.
                          Notes to Financial Statements


Note 1.  Significant Accounting Policies

Organization - Clifton G. Aycock, M.D. is the sole owner of a medical practice (the "Practice") located in Camden, South Carolina. The Practice is a family practice medical office that provides treatments on an outpatient basis for medical conditions not involving an immediate threat to life.

The financial statements have been prepared solely from the accounts of the Practice and do not include the personal accounts of the owner or those of any other activities in which he may be engaged. Management makes estimates that are a necessary part of the preparation of financial statements. These estimates include the useful lives of equipment, some of which is subject to technological obsolescence, and the net realizable value of patient accounts receivable. At December 31, 1996, management is not aware of any conditions that could significantly affect the estimates employed in the preparation of the financial statements.

Accounts Receivable - Accounts receivable represent amounts due from patients, employers and various third-party payors. Provisions for uncollectable amounts are made based on management's estimates of future collectability and historical payment percentages.

Furniture  and  Equipment  -  Furniture  and  equipment  is  reported  at  cost.
Depreciation for financial reporting purposes is computed principally by straight-line methods over the estimated useful lives of the assets, which range from five to seven years. Maintenance, repairs and the cost of minor equipment are charged to expense. Major renewals or betterments, which prolong the life of the assets, are capitalized. Upon disposal of depreciable property, the asset accounts are reduced by the related cost and accumulated depreciation. The resulting gains and losses are reflected in the statements of operations.

Income Taxes - The Practice operates as a sole proprietorship. Under this election, the revenues and expenses of the Practice are reported on the owner's personal income tax returns. Accordingly, provision for income tax expense has not been made in the financial statements.

Cash Equivalents - The Practice considers all short-term debt investments with a maturity of three months or less at the date of acquisition to be cash equivalents.

Fair Value of Financial Investments - The fair value of accounts receivable and accrued expenses payable are estimated by management to approximate their respective carrying values.


Note 2.  Description of Leasing Arrangements

The Practice leases its office space under a month-to-month operating lease. Total rental expense was $9,000 for the years ended December 31, 1996 and 1995.

                             Clifton G. Aycock, M.D.
                    Notes to Financial Statements (Continued)


Note 3.  Furniture and Equipment

At December 31, 1996 and 1995, furniture and equipment consisted of the following:

                                                    1996                  1995
                                       ------------------    ------------------

Office and medical equipment              $         2,967       $         2,967

Accumulated  depreciation                          (2,967)               (2,967)
                                       ------------------    ------------------
      Furniture and equipment, net        $            --       $            --
                                       ==================    ==================

Note 4.  Related Party Transactions

The owner participates in the medical activities of the Practice. All payments for services and benefits to the owner are recorded as owner draws. For the periods ended December 31, 1996 and 1995, draws to the owner totaled $78,441 and $52,128, respectively.

Note 5.  Concentration of Credit Risk

In the normal course of providing health care services, the Practice extends credit to patients in the Camden, South Carolina area without requiring collateral. Each individual's ability to pay balances due the Practice is assessed and reserves are established to provide for management's estimate of uncollectable balances. Future revenues of the Practice are largely dependent on third-party payors and include Medicare and private insurance companies. The amount of loss the Practice would incur in the event of non-payment by the counter party is the amount of the patient billing.

Note 6.  Contingencies

At December 31, 1996, management is not aware of any pending or threatened litigation, or unasserted claims against the Practice that could result in losses, if any, that would be material to the financial statements.

Note 7.  Subsequent Event

On September 1, 1997 UCI Medical Affiliates of South Carolina, Inc. ("UCI") acquired the accounts receivable, certain office and medical equipment and substantially all the Practice's intangible assets (including patient lists and goodwill) for $45,000 consisting of the payment of $1,500 in cash immediately at closing, and the execution of an interest-bearing promissory note for $43,500, maturing approximately three years after closing. As a condition of the transaction, the owner, operating as Clifton G. Aycock, M.D., entered into a month-to-month physician services agreement to provide, on average, twenty hours per week of physician services.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                               September 30, 1996
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of September 30, 1996 per the Company's Annual Report and Clifton G. Aycock, M.D. as of December 31, 1996 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Clifton G. Aycock, M.D. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                    UCI Medical
                                    Affiliates,        Clifton G.         Pro Forma             Pro Forma
                                       Inc.            Aycock, M.D.      Adjustments            Combined
                                   --------------    ---------------    ---------------       --------------
Assets
Cash and cash equivalents          $     237,684     $      22,166      $     (22,166)  (a)   $
                                                                               (1,500)  (a)
                                                                               76,000   (d)         312,184
Accounts receivable - net              4,187,394             2,118                                4,189,512
Medical supplies inventory               407,617                --                 --               407,617
Deferred taxes                           197,056                --                 --               197,056
Prepaids and other assets                441,384                --                 --               441,384
                                   --------------    ---------------    ---------------       --------------
         Total current assets          5,471,135            24,284             52,334             5,547,753
Property, plant and equipment,
   net                                 3,300,048                --                 --             3,300,048
Deferred taxes                           855,126                --                 --               855,126
Goodwill                               5,828,963                --             42,882   (a)
                                                                               (2,859)  (b)       5,868,986
Other assets                             277,422                --                 --               277,422
                                   ==============    ===============    ===============       ==============
         Total assets              $  15,732,694     $      24,284      $      92,357         $  15,849,335
                                   ==============    ===============    ===============       ==============
Liabilities and Capital
Current portion - long-term debt
                                   $     913,749     $          --      $      14,000   (a)   $     927,749
Accounts payable                       1,391,858                16                (16)  (a)       1,391,858
Accrued payroll                          750,745                --                 --               750,745
Other accrued liabilities                394,635                --              1,172   (c)         395,807
                                   --------------    ---------------    ---------------       --------------
     Total current liabilities         3,450,987                16             15,156             3,466,159
Long-term debt, net of current         4,459,484                --             29,500   (a)       4,488,984
                                   --------------    ---------------    ---------------       --------------
        Total liabilities              7,910,471                16             44,656             7,955,143
                                   --------------    ---------------    ---------------       --------------

Common stock                             240,390                --                                  240,390
Owner's equity                                --            24,268            (24,268)  (a)              --
Paid-in capital                       13,732,393                --                 --            13,732,393
Accumulated earnings
     (deficit)                        (6,150,560)                              71,969   (e)      (6,078,591)
                                   --------------    ---------------    ---------------       --------------
        Total capital                  7,822,223            24,268             47,701   (e)       7,894,192
                                   ==============    ===============    ===============       ==============
    Total liabilities and capital  $  15,732,694     $      24,284      $      92,357         $  15,849,335
                                   ==============    ===============    ===============       ==============

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                               September 30, 1996
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Clifton G. Aycock, M.D. by UCI Medical Affiliates, Inc. for an aggregate price of $45,000. The purchase occurred on September 1, 1997. The combining balance sheet reflects the balances of UCI at September 30, 1996 and Clifton G. Aycock, M.D. at December 31, 1996. Pro forma adjustments are made to reflect:

(a.)   The assets acquired consisted of:    The purchase price consisted of:

$         2,118   Accounts receivable         $    43,500  Note payable
         42,882   Goodwill                          1,500  Cash paid at closing
  =============                                ==========
$        45,000                               $    45,000
  =============                                ==========

     $14,000 of the note payable is recorded as currently due; $29,500 is recorded as non-current.

     Cash deposits ($22,166) were not acquired. Accounts payable ($16), and prior owner's equity ($24,268) were not acquired or assumed.

(b.) Excess of acquisition cost over the fair values of net assets acquired
(goodwill)  less  one  year's   amortization.   ($42,882  goodwill  less  $2,859
amortization).

(c.)   Accrued interest on note payable for one month at 8% annually.

(d.) Net change in compensation for physician services is $76,000 annually, based on the Dr. Aycock's employment agreement compared to his draws from his former practice.

(e.) Effects of pro forma adjustments on statement of operations, closed into pro forma retained earnings.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Statement of
                           Operations and Accumulated
                           Deficit for the year ended
                               September 30, 1996
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of September 30, 1996 per the Company's Annual Report and Clifton G. Aycock, M.D. as of December 31, 1996 appearing in item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Clifton G. Aycock, M.D. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.


                                     UCI Medical        Clifton G.        Pro Forma              Pro Forma
                                   Affiliates, Inc.    Aycock, M.D.      Adjustments              Combined
                                  ----------------    --------------    ---------------       -----------------

Revenue                           $    23,254,351      $    136,842      $                     $   23,391,193
Operating costs                        21,525,421           46,004             (76,000) (a)      21,495,425
                                  ----------------    --------------    ---------------       -----------------
  Operating margin                      1,728,930           90,838              76,000            1,895,768

General and administrative
   expenses                               148,637           22,012                 --               170,649
Depreciation and amortization             961,115               --               2,859  (b)         963,974
                                  ----------------    --------------    ---------------       -----------------
  Income from operations                  619,178           68,826              73,141              761,145

Interest expense, net                    (582,937)              --              (1,172) (c)        (584,109)
Gain on equipment                           2,105               --                 --                 2,105
                                  ----------------    --------------    ---------------       -----------------

Income before income tax                   38,346           68,826              71,969              179,141
Income tax benefit (expense)              427,733               --                 --               427,733
                                  ----------------    --------------    ---------------       -----------------

Net (loss) income                         466,079           68,826              71,969              606,874

Accumulated deficit - beginning
   of year                            (6,616,,639)          17,854                 --            (6,598,785)
 Owner's draws                                 --          (52,128)                --               (52,128)
                                  ----------------    --------------    ---------------       -----------------

Accumulated deficit - end of
   year                           $   (6,150,560)     $     34,552      $       71,969        $   (6,044,039)
                                  ================    ==============    ===============       =================

Earnings per common and common equivalent share:
    Net income                       $     .11                 (d)                               $     .14
                                  ================    ==============    ===============       =================

Weighted average shares of
   common stock outstanding          4,294,137                 (d)                               4,294,137
                                  ================    ==============    ===============       =================

                          UCI Medical Affiliates, Inc.
                           Note to Pro Forma Combining
                           Statement of Operations and
                           Accumulated Deficit for the
                          year ended September 30, 1996
                                   (Unaudited)

     1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

     (a.) Net change in physician salary based on the new employment contract between Clifton G. Aycock, M.D. and UCI Medical Affiliates, Inc. compared with Dr. Aycock's draws from his former practice.

     (b.) Addition for amortization of goodwill on a straight line basis over 15 years.

     (c.) Accrued interest on note payable for one month at 8%.

     (d.) Not applicable; Clifton G. Aycock, M.D. was not required to, and did not, compute earnings per share.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

The following pro forma combining balance sheet is based on the individual balance sheets of UCI Medical Affiliates, Inc. as of June 30, 1997 per the Company's Form 10QSB and Clifton G. Aycock, M.D. as of December 31, 1996 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Clifton G. Aycock, M.D. after giving effect to the pro forma adjustments described in Note 1. This statement should be read in conjunction with each entity's financial statements and footnotes.


                                 UCI Medical         Clifton G.           Pro Forma            Pro Forma
                               Affiliates, Inc.     Aycock, M.D.         Adjustments            Combined
                               -----------------  -----------------  --------------------   -----------------
Assets
Cash and cash equivalents      $        119,538   $         22,166   $        (22,166) (a) $
                                                                               (1,500) (a)
                                                                               57,000  (d)          175,038
Accounts receivable - net             5,743,707              2,118                                5,745,825
Medical supplies inventory              379,647                 --                                  379,647
Deferred taxes                          197,056                 --                                  197,056
Prepaid and other assets                445,636                 --                                  445,636
                               -----------------  -----------------  ------------------    ------------------
      Total current assets            6,885,584             24,284             33,334             6,943,202
Property, plant and
   equipment, net                     3,433,218                 --                                3,433,218
Deferred taxes                        1,380,126                 --                                1,380,126
Goodwill                              5,720,394                 --             42,882  (a)
                                                                               (2,144) (b)        5,761,132
Other assets                            268,908                 --                                  268,908
                               =================  =================  ==================    ==================
       Total assets            $     17,688,230   $         24,284   $         74,072      $     17,786,586
                               =================  =================  ==================    ==================
Liabilities and Capital
Current portion - long-term
   debt                        $        854,903   $             --   $         14,000  (a) $        868,903
Accounts payable                      1,627,827                 16                (16) (a)        1,627,827
Accrued payroll                         452,995                 --                                  452,995
Other accrued liabilities               330,679                 --              3,245  (c)          333,924
                               -----------------  -----------------  ------------------    ------------------
       Total current
            liabilities               3,266,404                 16             17,229             3,283,649
Long-term debt, net of current
                                      5,659,476                 --             29,500  (a)        5,688,976
                               -----------------  -----------------  ------------------    ------------------
      Total liabilities               8,925,880                 16             46,729             8,972,625
                               -----------------  -----------------  ------------------    ------------------
Common stock                            260,390                 --                                  260,390
Owner's equity                               --             24,268            (24,268) (a)               --
Paid-in capital                      14,312,393                 --                               14,312,393
Accumulated earnings (deficit)
                                     (5,810,433)                --             51,611  (e)      (5,758,822)
                               -----------------  -----------------  ------------------    ------------------
       Total capital                  8,762,350             24,268             27,343             8,813,961
                               -----------------  -----------------  ------------------    ------------------
        Total      liabilities
        and       capital      $     17,688,230   $         24,284   $         74,072      $    17,786,586
                               =================  =================  ==================    ==================

                          UCI Medical Affiliates, Inc.
                   Notes to Pro Forma Combining Balance Sheet
                                  June 30, 1997
                                   (Unaudited)

1. The pro forma combining balance sheet has been prepared to reflect the acquisition of Clifton G. Aycock, M.D. by UCI Medical Affiliates, Inc. for an aggregate price of $45,000. The purchase occurred on September 1, 1997. The combining balance sheet reflects the balances of UCI at June 30, 1997 and Clifton G. Aycock, M.D. at December 31, 1996. Pro forma adjustments are made to reflect:

(a.)   The assets acquired consisted of:    The purchase price consisted of:

$    2,118   Accounts receivable         $        43,500   Note payable
    42,882   Goodwill                              1,500   Cash paid at closing
 =========                             =================
$   45,000                               $        45,000
 =========                             =================

     $14,000 of the note payable is recorded as currently due; $29,500 is recorded as non-current.

     Cash deposits ($22,166) were not acquired. Accounts payable ($16) and prior owner's equity ($24,268) were not acquired or assumed.

     (b.) Excess of acquisition cost over the fair values of net assets acquired (goodwill) less nine month's amortization. ($42,882 goodwill less $2,144 amortization)

     (c.) Accrued interest on note payable for nine months at 8%.

     (d.) Net change in fee for physician salary of $57,000 for nine months based on employment agreement and compared with Dr. Aycock's draws from his former practice.

     (e.) Effects of pro forma adjustments on statement of operations, closed into pro forma retained earnings.

                          UCI Medical Affiliates, Inc.
                        Pro Forma Combining Statement of
                           Operations and Accumulated
                           Deficit for the nine months
                               ended June 30, 1997
                                   (Unaudited)

The following pro forma combining statement is based on the individual statements of operations and accumulated deficit of UCI Medical Affiliates, Inc. as of June 30, 1997 per the Company's Form 10QSB and Clifton G. Aycock, M.D. as of December 31, 1996 appearing in Item 7(a) of this filing. The information has been prepared to reflect the acquisition by UCI Medical Affiliates, Inc. of Clifton G. Aycock, M.D. after giving effect to the pro forma adjustments described in Note 1. Information for the nine months ended June 30, 1997 for Clifton G. Aycock, M.D. is estimated since Clifton G. Aycock, M.D. did not maintain its records on a basis consistent with UCI Medical Affiliates, Inc. This statement should be read in conjunction with each entity's financial statements and footnotes.

                                            UCI
                                          Medical           Clifton G.             Pro Forma             Pro Forma
                                     Affiliates, Inc.      Aycock, M.D.           Adjustments            Combined
                                     ------------------ -------------------    ------------------    ------------------

     Revenue                         $     20,299,676   $        102,792       $             --      $     20,402,468
     Operating costs                       18,876,302             34,453                (57,000) (a)       18,853,755
                                     ------------------ -------------------    ------------------    ------------------
     Operating margin                       1,423,374             68,339                 57,000             1,548,713

     General and administrative
         Expenses                             127,881             17,221                     --               145,102
     Depreciation and amortization            892,372                 --                  2,144  (b)          894,516
                                     ------------------ -------------------    ------------------    ------------------
     Income from operations                   403,121             51,118                 54,856               509,095
     Interest expense, net                   (570,951)                --                 (3,245) (c)         (574,196)
     Gain on equipment                          8,809                 --                     --                 8,809
                                     ------------------ -------------------    ------------------    ------------------
     Income(loss) before income tax
                                             (159,021)            51,118                 51,611               (56,292)
      Income tax benefit                      499,148                 --                     --               499,148
                                     ------------------ -------------------    ------------------    ------------------

     Net income                               340,127             51,118                 51,611               442,856

     Accumulated deficit -
        beginning of period                (6,150,560)            31,981                     --            (6,118,579)
     Owner's draws                                 --            (58,831)                    --               (58,831)
                                     ------------------ -------------------    ------------------    ------------------
     Accumulated deficit - end of
        period                       $     (5,810,433)            24,268                 51,611      $     (5,734,554)
                                     ================== ===================    ==================    ==================
                                                                                                              (f)
     Earnings per common and common equivalent share:
         Net income                  $            .07                  (d)                           $            .10
                                     ================== ===================    ==================    ==================
                                                                                                              (a)
     Weighted average shares of                                                                               (a)
        common stock outstanding
                                            4,819,527                (d)                                    4,313,650
                                     ================== ===================    ==================    ==================

                          UCI Medical Affiliates, Inc.
                      Note to Pro Forma Combining Statement
                          of Operations and Accumulated
                           Deficit for the nine months
                               ended June 30, 1997
                                   (Unaudited)

     1. The above statement gives effect to the following pro forma adjustments necessary to reflect the acquisition outlined in Note 1 to the pro forma balance sheet:

     (a.) Net change in physician salary based on the new employment agreement between Clifton G. Aycock, M.D. and UCI Medical Affiliates, Inc. compared with Dr. Aycock's draws from his former practice.

     (b.) Addition for nine months amortization of goodwill on a straight line basis over 15 years.

     (c.) Accrued interest on note payable for nine months at 8%.

     (d.) Not applicable; Clifton G. Aycock, M.D. was not required to, and did not, compute earnings per share.

                                   SIGNATURES



Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



UCI Medical Affiliates, Inc.
     (Registrant)



/s/ Marion F. McFarland, III, M.D.         /s/ Jerry F. Wells, Jr.
Marion F. McFarland, III, M.D.             Jerry F. Wells, Jr., CPA
President, Chief Executive Officer and     Executive Vice President of
Chairman of the Board                      Finance and Chief Financial Officer



Date:             November 13, 1997